Exhibit 99.1

Live Oak Acquisition Corp. II (NYSE: LOKB) and Navitas Semiconductor, the Industry Leader in Gallium Nitride (GaN) Power ICs, Announces Shareholder Approval of their Business Combination

Expected Closing Date October 19, 2021

Combined Company Expected to Begin Trading on NASDAQ Under Ticker Symbols “NVTS” and “NVTSW”, Respectively, on October 20, 2021 Opening NASDAQ Bell Ceremony on October 20, 2021

DUBLIN, IRELAND and Memphis, TN.– October 13, 2021— Navitas Semiconductor (“the Company” or “Navitas”), the industry leader in GaN Power ICs, and Live Oak Acquisition Corp. II (NYSE: LOKB) (“Live Oak II” or “LOKB”), a blank check company, announced that at their special meeting held yesterday, Live Oak II shareholders voted to approve the previously proposed business combination between Live Oak II and Navitas (the “Business Combination”), as well as all other proposals related to the Business Combination. Approximately 98.4% of the votes cast at the special meeting voted to approve the Business Combination.

Live Oak II will file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”) today.

The Business Combination is expected to close on October 19, 2021, subject to the satisfaction or waiver of certain other customary closing conditions.

Upon closing, the combined company is expected to be listed on the NASDAQ Global Market on October 20, 2021, with its common stock and warrants trading under the new ticker symbols, “NVTS” and “NVTSW”, respectively.

Gene Sheridan, the Company’s co-founder and CEO, is expected to ring the Opening Bell on Wednesday, October 20th, 2021 in celebration of Navitas’ listing on the NASDAQ exchange.

About Navitas

Navitas is the industry leader in gallium nitride (GaN) power ICs, founded in 2014. Navitas has a strong and growing team of power semiconductor industry experts with a combined 300 years of experience in materials, devices, applications, systems and marketing, plus a proven record of innovation with over 200 patents among its founders. GaN power ICs integrate GaN power with drive, control and protection to enable faster charging, higher power density and greater energy savings for mobile, consumer, enterprise, eMobility and new energy markets. Over 130 Navitas patents are issued or pending, and over 25 million GaNFast power ICs have been shipped with zero reported field failures.

About Live Oak Acquisition Corp. II

Live Oak II raised $253 million in December 2020, and its units, Class A common stock and warrants are listed on the NYSE under the tickers “LOKB.U,” “LOKB” and LOKB WS,” respectively. Live Oak II is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Live Oak II is led by an experienced team of managers, operators and investors who have played important roles in helping build and grow profitable public and private businesses, both organically and through acquisitions, to create value for stockholders. The team has experience operating and investing in a wide range of industries, bringing a diversity of experiences as well as valuable expertise and perspective.

Cautionary Statement Regarding Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding the proposed transaction, the ability of the parties to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “plan,” “seek,” “expect,” “project,” “forecast,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Live Oak II and Navitas caution you that the forward-looking statements contained in this press release are subject to numerous risks and uncertainties, including the possibility that the expected growth of Navitas’ business will not be realized, or will not be realized within the expected time period, due to, among other things: (i) Navitas’ goals and strategies, future business development, financial condition and results of operations; (ii) Navitas’ customer relationships and ability to retain and expand these customer relationships; (iii) Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; (iv) Navitas’ ability to diversify its customer base and develop relationships in new markets; (v) the level of demand in Navitas’ customers’ end markets; (vi) Navitas’ ability to attract, train and retain key qualified personnel; (vii) changes in trade policies, including the imposition of tariffs; (viii) the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; (ix) the impact of the COVID-19 pandemic on the global economy; (x) the ability of Navitas to maintain compliance with certain U.S. Government contracting requirements; (xi) regulatory developments in the United States and foreign countries; and (xii) Navitas’ ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Live Oak II is not obtained; (iii) the outcome of any legal proceedings that may be instituted against Live Oak II or Navitas following announcement of the proposed transaction; (iv) the risk that the proposed transaction disrupts Live Oak II’s or Navitas’ current plans and operations as a result of the announcement of the proposed transaction; (v) costs related to the proposed transaction; (vi) failure to realize the anticipated benefits of the proposed transaction; (vii) risks relating to the uncertainty of the projected financial information with respect to Navitas; (viii) risks related to the rollout of Navitas’ business and the timing of expected business milestones; (ix) the effects of competition on Navitas’ business; (x) the amount of redemption requests made by Live Oak II’s public stockholders; (xi) the ability of Live Oak II or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and (xii) those factors discussed in the Registration Statement filed with the SEC and Live Oak II’s final prospectus filed with the SEC on December 4, 2020 under the heading “Risk Factors” and other documents of Live Oak II filed, or to be filed, with the SEC. If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that neither Live Oak II nor Navitas presently know or that Live Oak II and Navitas currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Live Oak II’s and Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Live Oak II and Navitas anticipate that subsequent events and developments will cause Live Oak II’s and Navitas’ assessments to change. However, while Live Oak II and Navitas may elect to update these forward-looking statements at some point in the future, Live Oak II and Navitas specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Live Oak II’s and Navitas’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

In connection with the proposed business combination between Live Oak II and Navitas, the registration statement has been declared effective by the SEC. That registration statement includes the related proxy statement and prospectus of Live Oak II with respect to Live Oak IIs’ special meeting of stockholders. Live Oak IIs’ shareholders and other interested persons are advised to read the registration statement and the related proxy statement/prospectus and any documents filed in connection therewith, as these materials will contain important information about Navitas, Live Oak II, and the proposed business combination. The definitive proxy statement and related materials have been mailed to Live Oak IIs’ shareholders who were holders of record as of September13, 2021.

Stockholders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Live Oak II and Navitas through the website maintained by the SEC at http://www.sec.gov.

Contact Information

For Navitas

Media

Graham Robertson, CMO Grand Bridges

Graham@GrandBridges.com

Investors

Stephen Oliver, VP Corporate Marketing & Investor Relations

ir@navitassemi.com

For Live Oak II

Adam J. Fishman, COO

afishman@liveoakmp.com

Navitas Semiconductor and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor, Limited. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

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